Accounts Receivable, Net (Details) - Schedule of movement of allowance of doubtful accounts - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Schedule of movement of allowance of doubtful accounts [Abstract]
Beginning balance	$ 2,398	$ 2,537	$ 2,162
Ending balance	3,115	2,398	2,537
Provision for doubtful accounts	1,130	428	399
Written-off	(178)	(624)	(185)
Exchange rate effect	$ (235)	$ 57	$ 161